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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: April 27, 2004
                        (Date of earliest event reported)

                           VERIZON COMMUNICATIONS INC.
             (Exact name of registrant as specified in its charter)

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
                    Delaware                              1-8606                          23-2259884
 (State or other jurisdiction of incorporation)   (Commission File Number)   (I.R.S. Employer Identification No.)
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            1095 Avenue of the Americas,
               New York, New York                           10036
    (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (212) 395-2121

                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 12. Disclosure of Results of Operations and Financial Condition.

Attached as an exhibit hereto is a press release and financial tables dated April 27, 2004 issued by Verizon Communications Inc. The information contained in this report, including the exhibit attached hereto, is also intended to be furnished under Item 9 "Regulation FD Disclosure" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

Non-GAAP Measures

Verizon's press release and financial tables include financial information prepared in conformity with generally accepted accounting principles (GAAP) as well as non-GAAP financial information. The consolidated statements of income before special items eliminate special items and non-recurring items of revenues, expenses, gains and losses primarily as a result of their non-operational and/or non-recurring nature. Management believes this presentation of operating performance assists readers in better understanding our results of operations and trends from period to period, consistent with management's evaluation of Verizon's consolidated and segment results of operations for a variety of internal measures including strategic business planning, capital allocation and compensation. Management believes that the consolidated statements of income before special items provide current and prior period results of operations on a comparable basis as well as provide trends that are more indicative of future operating results than GAAP results of operations, given the non-operational and/or non-recurring nature of the special items removed for purposes of reporting results of operations before special items. While some of these items have been periodically reported in Verizon's consolidated results of operations, such as significant severance and impairment charges, their occurrence in future periods is dependent upon future business and economic factors, among other evaluation criteria, and may frequently be beyond the control of management. As a result of these factors, management also provides this information externally, along with a complete reconciliation to their comparable GAAP amounts so readers have access to the detail and general nature of adjustments made to GAAP results. Complete descriptions of the special items are provided in the schedules accompanying the news release.

Management believes that Verizon's operating income margins adjusted to exclude net pension and other postretirement expenses (OPEB) and Domestic Telecom's operating income margins and cash expenses excluding pension/OPEB, additional non-GAAP financial measures, are also useful to investors and other users of our financial information in evaluating operating financial performance.

Operating income margins and cash expenses excluding net pension/OPEB expenses are non-GAAP operating performance measures used internally to evaluate current and prior operating expense efficiency, as well as assist management in evaluating the financial results of Verizon and its largest operating segment with and without a significant expense driver compared to prior periods. Management believes this presentation assists readers in better understanding the impact of this significant expense driver on our results of operations and trends from period to period.

It is management's intent to provide Non-GAAP financial information to enhance understanding of Verizon's GAAP consolidated financial statements and should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              Verizon Communications Inc.
                                            -------------------------------
                                                    (Registrant)

 Date:    April 27, 2004                    /s/ David H. Benson
       ---------------------                -------------------------------
                                            David H. Benson
                                            Senior Vice President and Controller

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                                  EXHIBIT INDEX

Exhibit
Number    Description
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99        Press release and financial tables, dated April 27, 2004, issued by
          Verizon Communications Inc. and contained in its Investor Relations Bulletin.